EXHIBIT 1(A)

                                [Name of Issuer]

                               [Name of Security]

                         ------------------------------

                             UNDERWRITING AGREEMENT

                         ------------------------------

                                                       [Date]

To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

     1. Introductory. [/1/FPL Group, Inc., a Florida corporation ("FPL Group"), proposes to issue and sell shares of FPL Group's common stock, $.01 par value (the "Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as "Shares") in the amount of ________ Shares (referred to as the "Securities").] [/2/FPL Group Capital Inc, a Florida corporation ("FPL Group Capital") and a [wholly-owned] subsidiary of FPL Group, Inc., a Florida corporation ("FPL Group"), proposes to issue and sell its debt securities of the series designation[s], with the terms and in the principal amount[s] specified in Schedule I hereto (the "Debentures" or "Securities"). The Debentures will be absolutely, irrevocably and unconditionally guaranteed by FPL Group pursuant to and in accordance with the terms of the Guarantee Agreement (as hereinafter defined).] [/3/FPL Group, Inc., a Florida corporation ("FPL Group"), proposes to issue and sell FPL Group's new securities ("Securities"), and in connection therewith FPL Group Capital Inc, a Florida corporation ("FPL Group Capital") and a [wholly-owned] subsidiary of FPL Group, proposes to issue and sell certain of its debt securities as specified herein. The Securities will consist of _______ equity units consisting of ______ of FPL Group's corporate units ("Corporate Units"), with a stated amount per Corporate Unit of $__ (the "Stated Amount").] [/1/FPL Group hereby confirms its agreement with the several Underwriters (as defined below) as set forth herein.] [/2/,/3/Each of FPL Group and


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1    For use in connection with Common Stock.

2    For use in connection with Debt Securities.

3 For use in connection with Stock Purchase Units. FPL Group may substitute preferred trust securities for debentures in connection with the Stock Purchase Units. In that event, please refer to the Form of Underwriting Agreement for Preferred Trust Securities.


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FPL Group Capital hereby confirms its agreement with the several Underwriters
(as defined below) as set forth herein.]

     The term "Underwriters" as used herein shall be deemed to mean the entity or several entities named in Schedule II hereto and any underwriter substituted as provided in Section 6 hereof and the term "Underwriter" shall be deemed to mean one of such Underwriters. If the entity or entities listed in Schedule I hereto (the "Representatives") are the same as the entity or entities listed in
Schedule II hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such entity or entities. The Representatives represent that they have been authorized by each Underwriter to enter into this agreement on behalf of such Underwriter and to act for it in the manner herein provided. All obligations of the Underwriters hereunder are several and not joint. If more than one entity is named in Schedule I hereto, any action under or in respect of this agreement may be taken by such entities jointly as the Representatives or by one of the entities acting on behalf of the Representatives and such action will be binding upon all the Underwriters.

     2. Description of Securities. [/1/Pursuant to, and subject to the provisions of, the Rights Agreement, dated as of July 1, 1996, between FPL Group and Computershare Investor Services, LLC, as successor to EquiServe Trust Company, N.A., as Rights Agent ("Rights Agreement"), and the Restated Articles of Incorporation of FPL Group, as amended, one Right will be issued with each newly-issued share of Common Stock.] [/2/The Debentures [of each series] will be a series of debentures issued by FPL Group Capital under an Indenture, dated as of June 1, 1999, to The Bank of New York, as Trustee, a copy of which has been heretofore delivered to the Representatives (together with any amendments or supplements thereto, the "Indenture"). The Debentures will be absolutely, irrevocably and unconditionally guaranteed by FPL Group pursuant to, and in accordance with, the terms of a Guarantee Agreement, dated as of June 1, 1999, between FPL Group, as Guarantor, and The Bank of New York, as Guarantee Trustee, a copy of which has been heretofore delivered to the Representatives (the


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"Guarantee Agreement"). The term "Guarantee" as used in this agreement shall refer to the guarantee pursuant to the Guarantee Agreement relating to the Debentures (as defined below).] [/3/Each Corporate Unit will consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which
(i) the holder will purchase from FPL Group not later than __________, ____ (the "Purchase Contract Settlement Date"), for $__ in cash, a fraction of a newly issued share of FPL Group's common stock, $.01 par value (the "Common Stock"), including the preferred share purchase rights, if any, attached thereto (the "Rights") (collectively referred to as the "Shares") determined as provided in the Purchase Contract, and (ii) FPL Group will pay the holder unsecured contract adjustments payments ("Contract Adjustment Payments") at the rate of ____% of the Stated Amount per annum, subject to the right of FPL Group to defer such payments, and (b) prior to the Purchase Contract Settlement Date, beneficial ownership of a Series __ Debenture due __________, ____ issued by FPL Group Capital (a "Debenture"), having a principal amount of $__. The Debentures will be a series of debentures issued by FPL Group Capital under an Indenture, dated as of June 1, 1999, to The Bank of New York, as Trustee (together with any amendments and supplements thereto, the "Indenture"), a copy of which has been heretofore delivered to the Representatives, and will be absolutely, irrevocably and unconditionally guaranteed by FPL Group pursuant to, and in accordance with, the terms of a Guarantee Agreement, dated as of June 1, 1999, between FPL Group, as Guarantor, and The Bank of New York, as Guarantee Trustee, a copy of which has been heretofore delivered to the Representatives (the "Guarantee Agreement"). The term "Guarantee" as used in this agreement shall refer to the guarantee pursuant to the Guarantee Agreement relating to the Debentures. In accordance with the terms of the Purchase Contract Agreement, dated as of __________, ____ (the "Purchase Contract Agreement"), between FPL Group and The Bank of New York, as Purchase Contract Agent and Trustee (the "Purchase Contract Agent"), the Debentures constituting a part of the Corporate Units will be pledged by the Purchase Contract Agent, on behalf of the holders of the Securities (as defined herein), to __________, as Collateral Agent, pursuant to the Pledge Agreement, dated as of __________, ____ (the "Pledge Agreement"), among FPL Group, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, to secure the holders' obligations to purchase Shares pursuant to the Purchase Contracts. Under certain circumstances, holders of Corporate Units may substitute certain U.S. Treasury securities for the Debentures that are a part of such holders' Corporate Units and thereby create treasury units ("Treasury Units") pursuant to the terms of the Purchase Contract Agreement and the Pledge Agreement. Also, under certain circumstances, the Debentures will be subject to remarketing pursuant to a Remarketing Agreement, dated as of __________, ____ among __________, as Remarketing Agent and as Reset Agent, FPL Group, FPL Group Capital and the Purchase Contract Agent (the "Remarketing Agreement").]

     3. [/2/,/3/Representations and Warranties of FPL Group Capital. FPL Group Capital represents and warrants to the several Underwriters that:

          (a) [FPL Group Capital has, together with FPL Group, FPL Group Capital Trust I and FPL Group Capital Trust II, filed with the Securities and Exchange Commission (the "Commission") a joint registration statement, as amended, on Form S-3, including a prospectus ("Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03"), for the
     registration under the Securities Act of 1933, as amended (the "Securities Act"), of (a) $2,674,900,000 aggregate amount of (i) FPL Group Capital's unsecured debt securities ("Debt Securities"), (ii) [/2/shares of] FPL Group's [/2/common stock, $.01 par value (the "Common Stock"), and the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as the "Shares")] [/3/Shares], (iii) contracts to purchase Shares or other agreements or instruments requiring FPL Group to issue Shares (collectively, "Stock Purchase Contracts"), (iv) units, each representing ownership of a Stock Purchase Contract and any of Debt Securities, Preferred Trust Securities (as defined below) or debt securities of third parties, including U.S. Treasury securities ("Stock Purchase Units"), (v) [/1/FPL Group Capital's junior subordinated debentures ("Junior Subordinated Debentures")] [/2/,/3/Junior Subordinated Debentures], and (vi) one or more series of preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II ("Preferred Trust Securities") (provided however, that the aggregate value of all such securities or combinations of such securities listed in (i) through (vi) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust I and FPL Group Capital Trust II included in the registration statement may not exceed $1,337,450,000) and (b) FPL Group's guarantees related to the Debt Securities (the "Guarantee"), FPL Group Capital Junior Subordinated Debentures and one or more series of the preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group Capital, threatened by the


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     Commission. All but $[__________] aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03
     have been previously issued.] FPL Group Capital has [also] filed with the Commission a joint registration statement with FPL Group, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group
     Trust II on Form S-3, including a combined prospectus ("Registration Statement Nos. 333-_______, 333-______-01, 333-_______-02, 333-_______-03,
     333-_______-04 and 333-_______-05"), for registration under the Securities Act of (a) $2,800,000,000 aggregate amount of (i) FPL Group Capital's Debt Securities, (ii) FPL Group's Shares, (iii) shares of one or more series of FPL Group's serial preferred stock, $.01 par value ("FPL Group Preferred Stock"), (iv) shares of one or more series of FPL Group Capital's preferred stock, $[__] par value ("FPL Group Capital's Preferred Stock"), (v) Stock Purchase Contracts, (vi) Stock Purchase Units, (vii) FPL Group Capital's junior subordinated debentures ("FPL Group Capital Junior Subordinated Debentures"), (viii) FPL Group's junior subordinated debentures ("FPL Group Junior Subordinated Debentures"), and (ix) preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II ("Preferred Trust Securities") (provided, however, that the aggregate amount of all such securities or combinations of such securities listed in (i) through (ix) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II included in the registration statement may not exceed $1,400,000,000) and (b) the Guarantee and FPL Group's guarantees related to the Debt Securities, FPL Group
     Capital Junior Subordinated Debentures, FPL Group Capital Preferred Stock and Preferred Trust Securities. [None] [$__________] of the $1,400,000,000 aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-_______ , 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04 and
     333-_______-05 [has] [have] been previously issued. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group Capital, threatened by the Commission.
     References herein to the term "Registration Statement" as of any given date shall mean Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 and Registration Statement Nos.
     333-_______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04
     and 333-_______-05, each as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to
     Item 12 of Form S-3 ("Incorporated Documents"); provided that if FPL Group Capital files a joint registration statement with FPL Group, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II with the Commission pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall mean the [combined] prospectus forming a part of Registration Statement Nos. 333-_______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05, as


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     supplemented by a prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 of the general rules and regulations of the Securities Act ("Rule 424"), and as further amended or supplemented as of such date (other than amendments or supplements relating to (i) securities other than the Offered Securities or (ii) when referring to the Prospectus relating to a particular offering of the Offered Securities, Offered Securities other than the Offered Securities being offered on such date), including all Incorporated Documents. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date that Registration Statement Nos. 333-_______, 333-______-01, 333-_______-02, 333-_______-03, 333-_______-04 and
     333-_______-05 was declared effective and the time and date of the filing thereafter of FPL Group's most recent Annual Report on Form 10-K, if such filing is made prior to the Closing Date (as hereinafter defined). The prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 shall be substantially in the form delivered to the Representatives prior to the execution of this agreement. Prior to the termination of the offering of the Offered Securities, FPL Group Capital will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to Hunton & Williams LLP, who are acting as counsel for the several Underwriters ("Counsel for the Underwriters"), or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters. Each of the Underwriters acknowledges that subsequent to the Closing Date, FPL Group Capital may file a post-effective amendment to the Registration Statement in order to file one or more unqualified opinions of counsel pursuant to Rule 462(d) under the Securities Act.

          (b) The Registration Statement at the Effective Date fully complied, and the Prospectus, both on the date it is filed with the Commission pursuant to Rule 424 (such date, the "424 Date") and at the Closing Date, and the Registration Statement and the Indenture at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act and the Trust Indenture Act of 1939, as amended (the "1939 Act"), respectively, and, in each case, the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at the Effective Date, did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to FPL Group or FPL Group Capital by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the [/1/Statements of Eligibility on Form T-1, or amendments thereto, filed as exhibits to the Registration Statement or incorporated into the Registration Statement (collectively, the "Statements of Eligibility")] [/2/,/3/Statements of Eligibility] or to any statements or omissions made in the Registration


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     Statement or Prospectus relating to The Depository Trust Company ("DTC")
     Book-Entry-Only System that are based solely on information contained in published reports of DTC.

          (c) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group Capital, and the fulfillment of the terms hereof on the part of FPL Group Capital to be fulfilled have been duly authorized by all necessary corporate action of FPL Group Capital in accordance with the provisions of its Articles of Incorporation (the "FPL Group Capital Charter"), by-laws and applicable law, and the Debentures when issued and delivered as provided herein will constitute valid and binding obligations of FPL Group Capital enforceable against it in accordance with their terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity. The execution and delivery of the Debentures and the performance by FPL Group Capital of its obligations thereunder do not require any consent, approval, authorization, registration or qualification of or by any governmental agency or body other than those consents, approvals, authorizations, registrations or qualifications as have already been obtained.

          (d) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group Capital, the fulfillment of the terms hereof on the part of FPL Group Capital to be fulfilled, and the compliance by FPL Group Capital with all the terms and provisions of the Indenture will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Capital Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group Capital is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL Group Capital of any federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group Capital or any of its property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole.

          (e) FPL Group Capital or one or more of its direct or indirect subsidiaries has good and marketable title to all of the ownership interests of FPL Energy, LLC and ESI Energy, LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

          (f) FPL Group Capital and each of its direct and indirect significant subsidiaries (as defined in Regulation S-X (17 CFR Part 210)) has been duly organized, is validly existing and is in good standing under the laws of its respective jurisdiction of organization, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties or financial condition of FPL Group Capital and its subsidiaries taken as a whole, and has the power and authority as a corporation or other entity necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.


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          (g) The Debentures conform in all material respects to the description thereof in the Prospectus.

          (h) The Indenture (i) has been duly authorized by FPL Group Capital by all necessary corporate action, has been duly executed and delivered by FPL Group Capital, and is a valid and binding instrument enforceable against FPL Group Capital in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and (ii) conforms in all material respects to the description thereof in the Prospectus.]

          (i) FPL Group Capital is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act").

     4. Representations and Warranties of FPL Group. FPL Group represents and warrants to the several Underwriters that:

          (a) [FPL Group, jointly with FPL Group Capital [/1/Inc, a Florida corporation ("FPL Group Capital") and a [wholly-owned] subsidiary of FPL Group], has filed with the [/1/Securities and Exchange Commission (the "Commission")] [/2/,/3/the Commission] Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 for the
     registration under the Securities Act [/1/of 1933, as amended (the "Securities Act"),] of $2,674,900,000 aggregate amount of (i) FPL Group Capital's [/1/unsecured debt securities ("Debt Securities")] [/2/,/3/Debt Securities], (ii) FPL Group's Shares, (iii) [/1/contracts to purchase the Shares or other agreements or instruments requiring FPL Group to issue the Shares (collectively, "Stock Purchase Contracts")] [/2/,/3/Stock Purchase Contracts], (iv) [/1/units, each representing ownership of a Stock Purchase Contract and any of Debt Securities, Preferred Trust Securities (as defined below) or debt securities of third parties, including U.S. Treasury securities ("Stock Purchase Units")] [/2/,/3/Stock Purchase Units], (v) [/1/FPL Group Capital's junior subordinated debentures ("Junior Subordinated Debentures")] [/2/,/3/Junior Subordinated Debentures], and
     (vi) preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II (provided however, that the aggregate value of all such securities or combinations of such securities listed in (i) through (vi) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust I and FPL Group Capital Trust II included in the registration statement may not exceed $1,337,450,000) and (b) [/1/FPL Group's guarantees related to the Debt Securities (the "Guarantee")] [/2/,/3/the Guarantee], FPL Group Capital Junior Subordinated Debentures and one or more series of the preferred trust securities of FPL Group Capital Trust I and FPL Group Capital Trust II. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group, threatened by the Commission. All but $[__________] aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 have been previously issued.] FPL Group [also] has, together with FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital III, FPL Group Trust I and FPL Group Trust II, filed with



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     the Commission Registration Statement Nos. 333-_______, 333-______-01,
     333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05, for
     registration under the Securities Act of $2,800,000,000 aggregate amount of
     (i) FPL Group Capital's Debt Securities, (ii) FPL Group's Shares, (iii) FPL Group Preferred Stock, (iv) FPL Group Capital Preferred Stock, (v) Stock Purchase Contracts, (vi) Stock Purchase Units, (vii) FPL Group Capital Junior Subordinated Debentures, (viii) FPL Group Junior Subordinated Debentures, and (ix) [/1/preferred trust securities of FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II ("Preferred Trust Securities")] [/2/,/3/Preferred Trust Securities] (provided, however, that the aggregate amount of all such securities or combinations of such securities listed in (i) through (ix) offered for sale to the public by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II included in the registration statement may not exceed $1,400,000,000) and (b) the Guarantee and FPL Group's guarantees related to the Guarantee and FPL Group Capital Junior Subordinated Debentures, FPL Group Capital Preferred Stock and Preferred Trust Securities. [None] [$__________] of the $1,400,000,000 aggregate amount of securities registered with the Commission under the Securities Act pursuant to Registration Statement Nos. 333-_______, 333-______-01, 333-_______-02,
     333-_______-03, 333-_______-04 and 333-_______-05 [has] [have] been previously issued. Such registration statement has been declared effective by the Commission and no stop order suspending such effectiveness has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of FPL Group, threatened by the Commission. [/1/References herein to the term "Registration Statement" as of any given date shall mean Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03
     and Registration Statement Nos. 333-_______, 333-______-01, 333-______-02,
     333-______-03, 333-_______-04 and 333-_______-05, each as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if FPL Group files a joint registration statement with FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II with the Commission pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall mean the combined prospectus forming a part of Registration Statement Nos. 333-_______, 333-______-01, 333-______-02,
     333-______-03, 333-_______-04 and 333-_______-05, as supplemented by a prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 of the general rules and regulations of the Securities Act ("Rule 424"), and as further amended or supplemented as of such date (other than amendments or supplements relating to (i) securities other than the Offered Securities or (ii) when referring to the Prospectus relating to a particular offering of the Offered Securities, Securities other than the Offered Securities being offered on such date), including all Incorporated Documents. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date that Registration Statement Nos. 333-_______, 333-______-01, 333-______-02,
     333-______-03, 333-_______-04 and 333-_______-05 was declared effective and


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


     the time and date of the filing thereafter of FPL Group's most recent Annual Report on Form 10-K, if such filing is made prior to the Closing Date (as hereinafter defined).] The prospectus supplement relating to the Offered Securities proposed to be filed pursuant to Rule 424 shall be substantially in the form delivered to the Representatives prior to the execution of this agreement. Prior to the termination of the offering of the Offered Securities, FPL Group will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus without prior notice to the Representatives and to [/1/Hunton & Williams LLP, who are acting as counsel for the several Underwriters ("Counsel for the Underwriters")] [/2/,/3/Counsel for the Underwriters], or any such amendment or supplement to which the Representatives shall reasonably object in writing, or which shall be unsatisfactory to Counsel for the Underwriters. Each of the Underwriters acknowledges that subsequent to the Closing Date, FPL Group may file a post-effective amendment to the Registration Statement in order to file one or more unqualified opinions of counsel pursuant to Rule 462(d) under the Securities Act.

          (b) The Registration Statement at the Effective Date fully complied, and the Prospectus, both on the [/1/date it is filed with the Commission pursuant to Rule 424 (such date, the "424 Date")] [/2/,/3/424 Date] and at the Closing Date, and the Registration Statement [/2/and the Guarantee Agreement] [/3/, the Guarantee Agreement and the Purchase Contract Agreement] at the Closing Date, will fully comply, in all material respects with the applicable provisions of the Securities Act [/2/,/3/and the 1939 Act, respectively] and [/2/,/3/, in each case,] the applicable instructions, rules and regulations of the Commission thereunder; the Registration Statement, at the Effective Date, did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, on the 424 Date and at the Closing Date, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and the Incorporated Documents, when filed with the Commission, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder; provided, that the foregoing representations and warranties in this subsection (b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to FPL Group [/2/,/3/or FPL Group Capital] by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation of the Registration Statement or the Prospectus, or to any statements in or omissions from the Statements of Eligibility on Form T-1, or amendments thereto, filed as exhibits to the Registration Statement or incorporated into the Registration Statement (collectively, the "Statements of Eligibility") or to any statements or omissions made in the Registration Statement or Prospectus relating to [/1/The Depository Trust Company ("DTC")] [/2/,/3/the DTC] Book-Entry-Only System that are based solely on information contained in published reports of DTC.

          (c) The financial statements included as part of or incorporated by reference in the Registration Statement present fairly the consolidated financial condition and results of operations of FPL Group and its subsidiaries taken as a whole, at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise indicated in the Registration Statement; and Deloitte & Touche LLP, who have audited the audited financial statements of FPL Group, are independent public accountants as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder.

          (d) Except as reflected in or contemplated by the Registration Statement and the Prospectus, since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change in the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole, whether or not in the ordinary course of business, nor has any transaction been entered into by FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, other than changes and transactions contemplated by the Registration Statement and Prospectus, and transactions in the ordinary course of business. FPL Group and its subsidiaries have no contingent obligation material to FPL Group and its subsidiaries taken as a whole, which is not disclosed in or contemplated by the Registration Statement and Prospectus.

          (e) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group, and the fulfillment of the terms hereof on the part of FPL Group to be fulfilled have been duly authorized by all necessary corporate action of FPL Group in accordance with the provisions of its Restated Articles of Incorporation (the "FPL Group Charter"), by-laws and applicable law[/2/,/3/, and the Guarantee when issued and delivered by FPL Group as provided herein will constitute a valid and binding obligation of FPL Group enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity. The execution and delivery of the Guarantee Agreement did not require, and the performance by FPL Group of its obligations thereunder with respect to the Debentures does not require, any consent, approval, authorization, registration or qualification of or by any governmental agency or body other than those consents, approvals, authorizations, registrations or qualifications as have already been obtained].

          (f) The execution and delivery of this agreement and the consummation of the transactions herein contemplated by FPL Group [/1/and] [/2/,/3/,] the fulfillment of the terms hereof [/2/,/3/and the compliance by FPL Group with all the terms and provisions of the Guarantee Agreement] will not result in a breach of any of the terms or provisions of, or constitute a default under, the FPL Group Charter or by-laws, or any indenture, mortgage, deed of trust or other agreement or instrument to which FPL Group or any of its subsidiaries is now a party, or violate any law or any order, rule, decree or regulation applicable to FPL Group or any of its subsidiaries of any federal or state court, regulatory board or body or administrative agency having jurisdiction over FPL Group or its subsidiaries or any of their respective property, except where such breach, default or violation would not have a material adverse effect on the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole.

          (g) FPL Group or one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock (with respect to those subsidiaries which are organized as corporations) or other ownership interests (with respect to those subsidiaries which are organized as limited liability companies) of FPL Group's direct or indirect significant subsidiaries (as defined in Regulation S-X [/1/(17 CFR Part 210)]) free and clear of all liens and encumbrances, except such as do not materially affect the value thereof. FPL Group's direct and indirect significant subsidiaries (as defined in Regulation S-X) are Florida Power & Light Company, FPL Group Capital, FPL Energy, LLC and ESI Energy, LLC.

          (h) FPL Group and each of FPL Group's direct and indirect significant subsidiaries (as defined in Regulation S-X) has been duly organized, is validly existing and is in good standing under the laws of its respective jurisdiction of organization, and is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which its respective ownership of properties or the conduct of its respective businesses requires such qualification, except where the failure so to qualify would not have a material adverse effect on the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole, and has the power and authority as a corporation or other entity necessary to own or hold its respective properties and to conduct the businesses in which it is engaged.

          (i) [/2/,/3/The Guarantee Agreement (i) has been duly authorized by FPL Group by all necessary corporate action, has been duly executed and delivered by FPL Group and is a valid and binding instrument enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and (ii) conforms in all material respects to the description thereof in the Prospectus.]

          (j) [/3/Each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts forming a part of the Securities, (i) has been authorized by all necessary corporate action on the part of FPL Group and, when duly executed and delivered as provided herein, will constitute a valid and binding obligation of FPL Group enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the rights to enforce the indemnification and exculpation provisions contained therein and (ii) conforms in all material respects to the description thereof in the Prospectus.]

          (k) [/1/The Common Stock has been validly authorized and, when issued and delivered by FPL Group against payment therefor in accordance with the provisions of this agreement, will be fully paid and non-assessable] [/3/The Common Stock issuable pursuant to the Purchase Contracts forming a part of the Offered Securities has been validly authorized and reserved for issuance and, when issued and delivered by FPL Group against payment therefor in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable] [/1/,/3/and the related Rights, if any, when issued in accordance with the Rights Agreement, dated as of July 1, 1996, as amended, between FPL Group and Computershare Investor Services, LLC, as successor to EquiServe Trust Company, N.A. ("Rights Agreement") will be validly issued subject to the terms of the Rights Agreement.]

          (l) FPL Group is not an "investment company" within the meaning of the [/1/Investment Company Act of 1940,as amended ("]1940 Act[/1/")].

     5. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions in this agreement, FPL Group [/2/,/3/and FPL Group Capital agree] [/1/agrees] to sell to the respective Underwriters named in Schedule II hereto, severally and not jointly, and the respective Underwriters agree, severally and not jointly, to purchase from FPL Group [/2/,/3/and FPL Group Capital] the respective [/1/,/3/number] [/2/principal amounts] of Securities set forth opposite their respective names in Schedule II hereto at the purchase price[s] for those Securities set forth in
Schedule I hereto.

     [/1/,/3/The Underwriters agree to make a bona fide public offering of the Securities. The Underwriters have advised FPL Group that the Securities will be offered to the public at $___ per [/1/share] [/3/Corporate Unit] and to certain dealers selected by the Representatives at a price which represents a concession not in excess of $____ per [/1/share] [/3/Corporate Unit] under the public offering price.]

     [/2/The Underwriters agree to make a bona fide public offering of the Debentures and the Guarantee as set forth in the Prospectus, such public offering to be made as soon after the execution of this agreement as practicable, subject, however, to the terms and conditions of this agreement. The Underwriters have advised FPL Group Capital that the Debentures (including the related Guarantee) will be offered to the public at the percentage of the principal amount per Debenture of each series as set forth in Schedule I hereto as the Public Offering Price and to certain dealers selected by the Representative at a price which represents a concession not in excess of the percentage of the principal amount per Debenture of each series as set forth in
Schedule I hereto as the Dealers' Concession.]

     [/3/The Debentures constituting a part of the Corporate Units will be pledged, together with other collateral, to the Collateral Agent to secure the holders' obligations to purchase Shares under the Purchase Contracts. Such pledge shall be effected by delivery to the Collateral Agent of the Debentures to be pledged in certificated form endorsed in blank, at the Closing Date in accordance with the Pledge Agreement.]

     6. Time, Date and Place of Closing, Default of Underwriter. Delivery of the Securities [of each series] and payment therefor by wire transfer in federal funds [/3/, and against delivery to the Collateral Agent of the Debentures constituting a part of the Corporate Units,] shall be made at the time, date and place set forth in Schedule I hereto, or at such other time, date or place as may be agreed upon in writing by [/1/,/3/FPL Group[,]] [/2/,/3/FPL Group

Capital] and the Representatives. The time and date of such delivery and payment are herein called the "Closing Date."

     The Securities shall be delivered to the Representatives for the respective accounts of the Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor. Delivery of the Securities shall be made through the facilities of DTC unless the Representatives and [/1/FPL Group] [/2/FPL Group Capital] [/3/FPL Group and FPL Group Capital] shall otherwise agree. For the purpose of expediting the checking of the Securities [/3/and the Debentures] by the Representatives on behalf of the Underwriters, [/1/,/3/FPL Group] [/2/FPL Group Capital] agrees to make such Securities [/3/and the Debentures] available to the Representatives for such purpose at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York 10022, not later than 2:00 P.M., New York City time, on the business day preceding the Closing Date, or at such other time, date or place as may be agreed upon by [/1/,/3/FPL Group] [,] [/2/,/3/ FPL Group Capital] and the Representatives.

     If any Underwriter shall fail to purchase and pay for the [/1/,/3/number] [/2/principal amount] of the Securities [of each series] which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any failure on the part of FPL Group [/2/,/3/or FPL Group Capital] to comply with any of the provisions contained herein), the non-defaulting Underwriters shall be obligated to purchase and pay for (in addition to the respective [/1/,/3/number] [/2/principal amount] of the Securities [of each series] set forth opposite their respective names in Schedule II hereto) the [/1/,/3/number] [/2/principal amount] of the Securities [of each series] which such defaulting Underwriter or Underwriters failed to purchase and pay for, up to a [/1/,/3/number] [/2/principal amount] thereof equal to, in the case of each such remaining Underwriter, ten percent (10%) of the aggregate [/1/,/3/number] [/2/principal amount] of the Securities [of the series as to which there is a default and which are] set forth opposite the name of such remaining Underwriter in said Schedule II, and such remaining Underwriters shall have the right, within 24 hours of receipt of such notice, either to (i) purchase and pay for (in such proportion as may be agreed upon among them) the remaining [/1/,/3/number] [/2/principal amount] of the Securities [of each series] which the defaulting Underwriter or Underwriters agreed but failed to purchase, or
(ii) to substitute another Underwriter or Underwriters, satisfactory to [/1/,/3/FPL Group] [/2/FPL Group Capital], to purchase and pay for, the remaining [/1/,/3/number] [/2/principal amount] of the Securities [of each series] which the defaulting Underwriter or Underwriters agreed but failed to purchase. If any of the Securities would still remain unpurchased, then [/1/,/3/FPL Group] [/2/FPL Group Capital] shall be entitled to a further period of 24 hours within which to procure another party or other parties, members of the National Association of Securities Dealers, Inc. (or, if not members of such Association, who are not eligible for membership in said Association and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with said Association's Conduct Rules) and satisfactory to the Representatives to purchase such Securities on the terms herein set forth. In the event that, within the respective prescribed periods,
(i) the non-defaulting Underwriters notify [/1/,/3/FPL Group] [/2/FPL Group Capital] that they have arranged for the purchase of such Securities or (ii) [/1/,/3/FPL Group] [/2/FPL Group Capital] notifies the non-defaulting Underwriters that it has arranged for the purchase of such Securities, the non-defaulting Underwriters or [/1/,/3/FPL Group] [/2/FPL Group Capital] shall have the right to postpone the Closing Date for a period of not more than three full business days beyond the expiration of the respective prescribed periods in order to effect whatever changes may thus be made necessary in the Registration Statement, the Prospectus or in any other documents or arrangements. In the event that neither the non-defaulting Underwriters nor [/1/,/3/FPL Group] [/2/FPL Group Capital] has arranged for the purchase of such Securities by another party or parties as above provided, then this agreement shall terminate without any liability on the part of FPL Group [/2/,/3/or FPL Group Capital] or any Underwriter (other than an Underwriter which shall have failed or refused, otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder, to purchase and pay for the Securities which such Underwriter has agreed to purchase as provided in Section [5] hereof), except as otherwise provided in Section [10 and] subsections (c) and (e) of Section [7] hereof.

     7. Covenants of FPL Group [/2/,/3/and FPL Group Capital]. FPL Group [/2/,/3/and FPL Group Capital] [/1/agrees] [/2/,/3/agree] with the several Underwriters that:

          (a) FPL Group [/2/,/3/and FPL Group Capital] will promptly file the Prospectus with the Commission pursuant to Rule 424 under the Securities Act.

          (b) [/1/,/3/FPL Group] [/2/FPL Group Capital] will deliver to the Representatives and to Counsel for the Underwriters one signed copy of the Registration Statement or, if a signed copy is not available, one conformed copy of the Registration Statement certified by an officer of [/1/,/3/FPL Group] [/2/FPL Group Capital] to be in the form as originally filed, including all Incorporated Documents and exhibits, except those incorporated by reference, which relate to the Securities, including a signed or conformed copy of each consent and certificate included therein or filed as an exhibit thereto. As soon as practicable after the date of this agreement, [/1/,/3/FPL Group] [/2/FPL Group Capital] will deliver to the Underwriters through the Representatives as many copies of the Prospectus as the Representatives may reasonably request for the purposes contemplated by the Securities Act.

          (c) [/1/,/3/FPL Group] [/2/FPL Group Capital] will pay or cause to be paid all expenses in connection with (i) the preparation and filing of the Registration Statement and Prospectus, (ii) the issuance and delivery of the Securities as provided in Section [6] hereof, and (iii) the printing and delivery to the Representatives for the account of the Underwriters, in reasonable quantities, of copies of the Registration Statement [/1/and] [,] the Prospectus [/2/the Guarantee Agreement and the Indenture] [/3/, the Indenture, and the Purchase Contract Agreement]. [/1/,/3/FPL Group] [/2/FPL Group Capital] will pay or cause to be paid all taxes, if any (but not including any transfer taxes), on the issuance of the Securities. [/1/,/3/FPL Group] [/2/FPL Group Capital] shall not, however, be required to pay any amount for any expenses of the Representatives or any of the Underwriters, except that if this agreement shall be terminated in accordance with the provisions of Sections [8], [9] [or] [11] hereof, [/1/,/3/FPL Group] [/2/FPL Group Capital] will pay or cause to be paid the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event and [/1/,/3/FPL Group] [/2/FPL Group Capital] shall reimburse the Underwriters for out-of-pocket expenses reasonably incurred by them in connection with the transactions contemplated by this agreement, not in excess, however, of an aggregate of $5,000. [/2/,/3/Neither] FPL Group [/2/,/3/nor FPL Group Capital] shall [/1/not] in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (d) During a period of nine months after the date of this agreement, if any event relating to or affecting FPL Group [/2/,/3/or FPL Group Capital] shall occur which, in the opinion of FPL Group [/2/,/3/or FPL Group Capital], should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, [/1/,/3/FPL Group] [/2/FPL Group Capital] will forthwith at its expense prepare and furnish to the Representatives a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus so that as supplemented or amended it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing copies of any such amendment or supplement. In case any Underwriter is required to deliver a Prospectus after the expiration of nine months after the date of this agreement, [/1/,/3/FPL Group] [/2/FPL Group Capital] upon the request of the Representatives will furnish to the Representatives, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended Prospectus or supplements or amendments to the Prospectus complying with
     Section 10 of the Securities Act.

          (e) [/1/,/3/FPL Group] [/2/FPL Group Capital] will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue sky laws of such jurisdictions as the Representatives may designate and will pay or cause to be paid filing fees and expenses (including fees of counsel not to exceed $5,000 and reasonable disbursements of counsel), provided that [/2/,/3/neither] FPL Group [/2/,/3/nor FPL Group Capital] shall [/1/not] be required to qualify as a foreign corporation or dealer in securities, or to file any consents to service of process under the laws of any jurisdiction, or to meet other requirements deemed by FPL Group [/2/,/3/or FPL Group Capital] to be unduly burdensome.

          (f) FPL Group will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders (including holders of the Securities) as soon as practicable an earnings statement (which need not be audited, unless required so to be under Section 11(a) of the Securities Act) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

          (g) FPL Group [/2/,/3/and FPL Group Capital] will advise the Representatives promptly of the filing of the Prospectus pursuant to Rule 424 and of any amendment or supplement to the Prospectus or Registration Statement or, prior to the termination of the offering of the Securities hereunder, of official notice of the institution of proceedings for, or the entry of, a stop order suspending the effectiveness of the Registration Statement and, if such a stop order should be entered, use every commercially reasonable effort to obtain the prompt removal thereof.

     8. Conditions of Underwriters' Obligations to Purchase and Pay for the Securities. The several obligations of the Underwriters to purchase and pay for the Securities shall be subject to the performance by FPL Group [/2/,/3/and FPL Group Capital] of [/1/its] [/2/,/3/their] obligations to be performed hereunder on or prior to the Closing Date and to the following conditions:

          (a) The [/2/,/3/respective] representations and warranties made by FPL Group [/2/,/3/and FPL Group Capital] herein shall be true and correct in all material respects as of the Closing Date as if made on and as of such date and the Representatives shall have received, prior to payment for the Securities, a certificate from [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital] dated the Closing Date and signed by an officer of FPL Group [/2/,/3/and FPL Group Capital, as the case may be,] to that effect.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date; no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date; and the Representatives shall have received, prior to payment for the Securities, a certificate from [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital] dated the Closing Date and signed by an officer of FPL Group [/2/,/3/and FPL Group Capital, as the case may be,] to the effect that, to the best of their knowledge, no such order is in effect and no proceedings for either such purpose are pending before, or to the knowledge of FPL Group [/2/,/3/and FPL Group Capital] threatened by, the Commission.

          (c) On the Closing Date, the Representatives shall have received from Steel Hector & Davis LLP, counsel to FPL Group [/2/,/3/and FPL Group Capital], Thelen Reid & Priest LLP, co-counsel to FPL Group [/2/,/3/and FPL Group Capital], and Hunton & Williams LLP, Counsel for the Underwriters, opinions (with a copy for each of the Underwriters) in substantially the form and substance prescribed in Schedules III, IV and V hereto (i) with such changes therein as may be agreed upon by FPL Group [/2/,/3/, FPL Group Capital] and the Representatives, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

          (d) At the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter (with copies thereof for each of the Underwriters) to the effect that (i) they are independent public accountants with respect to FPL Group within the meaning of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the consolidated financial statements of FPL Group audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder; (iii) on the basis of performing a review of interim financial information as described in Statement on Auditing Standards No. 71, Interim Financial Information, and in Statement on Auditing Standards No. 100, Interim Financial Information, on the unaudited condensed consolidated financial statements of FPL Group, if any, incorporated by reference in the Prospectus, a reading of the latest available interim unaudited condensed consolidated financial statements of FPL Group, if any, since the close of FPL Group's most recent audited fiscal year, reading the minutes and consents of the Board of Directors and the Finance Committee of the Board of Directors and of the shareholders of FPL Group since the end of the most recent audited fiscal year, and inquiries of officials of FPL Group who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (a) the unaudited condensed consolidated financial statements of FPL Group, if any, incorporated by reference in the Prospectus (1) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the published rules and regulations thereunder and (2) except as disclosed in the Prospectus, are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of FPL Group incorporated by reference in the Prospectus; (b) at the date of the latest available interim balance sheet read by them and at a specified date not more than five days prior to the Closing Date there was any change in the capital stock or long-term debt of FPL Group and its subsidiaries, or decrease in FPL Group's common shareholders' equity, in each case as compared with amounts shown in the most recent consolidated balance sheet incorporated by reference in the Prospectus, except in all instances for changes, increases or decreases which the Prospectus discloses have occurred or may occur, or as occasioned by the declaration, provision for, or payment of dividends, or as occasioned by the sale of common stock pursuant to any employee or director benefit or compensation plan or the dividend reinvestment plan or the repurchase of common stock by FPL Group or which are described in such letter; or (c) for the period from the date of the most recent [condensed] consolidated balance sheet incorporated by reference in the Prospectus to the latest available interim balance sheet read by them and for the period from the date of the latest available interim balance sheet read by them to a specified date not more than five days prior to the Closing Date, there were any decreases, as compared with the corresponding period in the preceding year, in total consolidated operating revenues or in net income, except in all instances for decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and (iv) they have carried out certain procedures and made certain findings, as specified in such letter, with respect to certain amounts included in the Prospectus and Exhibit 12 to the Registration Statement and such other items as the Representatives may reasonably request.

          (e) Since the respective most recent dates as of which information is given in the Registration Statement and Prospectus, and up to the Closing Date, (i) there shall have been no material adverse change in the business, properties or financial condition of [/2/,/3/(a) FPL Group Capital and its subsidiaries taken as a whole or (b)] FPL Group and its subsidiaries taken as a whole, except [/2/,/3/in each case] as disclosed in or contemplated by the Registration Statement and Prospectus, and (ii) there shall have been no material transaction entered into by [/2/,/3/(a) FPL Group Capital or any of its subsidiaries that is material to FPL Group Capital and its subsidiaries taken as a whole or (b)] FPL Group or any of its subsidiaries that is material to FPL Group and its subsidiaries taken as a whole, [/2/,/3/in each case] other than transactions disclosed in or contemplated by the Registration Statement and the Prospectus, and transactions in the ordinary course of business; and at the Closing Date, the Representatives shall have received a certificate to such effect from [/2/,/3/each of FPL Group Capital and] FPL Group signed by an officer of [/2/,/3/FPL Group Capital or] FPL Group[/2/,/3/, as the case may be].

          (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall have been satisfactory in form and substance to Counsel for the Underwriters.

          (g) [/1/The Securities] [/3/The Corporate Units constituting the Securities shall have been approved for listing on The New York Stock Exchange, Inc. ("NYSE") upon official notice of issuance and the Shares issuable under the Purchase Contracts constituting a part of the Securities] [/1/,/3/shall have been approved for listing on [/1/The New York Stock Exchange, Inc. ("NYSE")] [/3/the NYSE] upon official notice of issuance.]

     In case any of the conditions specified above in this Section [8] shall not have been fulfilled, this agreement may be terminated by the Representatives upon mailing or delivering written notice thereof to FPL Group [/2/,/3/and FPL Group Capital]. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section [7] hereof.

     9. Condition of FPL Group's [/2/,/3/and FPL Group Capital's] Obligations. The [/1/obligation] [/2/,/3/obligations] of FPL Group [/2/,/3/and FPL Group Capital] to deliver the Securities shall be subject to the following condition:

          (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date; no order of the Commission directed to the adequacy of any Incorporated Document shall be in effect on the Closing Date, and no proceedings for either such purpose shall be pending before, or threatened by, the Commission on such date.

     In case the condition specified above in this Section [9] shall not have been fulfilled, this agreement may be terminated by FPL Group [/2/,/3/and FPL Group Capital] upon mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section [7] hereof.

     10.  Indemnification.

          (a) FPL Group [/2/,/3/and FPL Group Capital, jointly and severally, agree] [/1/agrees] to indemnify and hold harmless each Underwriter, each officer and director of each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each such Underwriter, officer, director and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the Effective Date of the Registration Statement), including all Incorporated Documents, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this subsection (a) of Section [10] shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to FPL Group [/2/,/3/or FPL Group Capital] by or on behalf of any Underwriter, through the Representatives, expressly for use in connection with the preparation of any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from the Statements of Eligibility; and provided, further, that the indemnity agreement contained in this subsection (a) of Section [10] in respect of any preliminary prospectus (and for purposes of clause (ii) below, the Prospectus) shall not inure to the benefit of any Underwriter (or of any officer or director of or person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities [of any series] to any person if such Underwriter shall have failed to send or give to such person (i) with or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as amended or supplemented, if any amendments or supplements thereto shall have been furnished at or prior to the time of written confirmation of the sale involved, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus is not corrected in the Prospectus or the Prospectus as amended or supplemented at the time of confirmation, or (ii) with or prior to the delivery of such Securities to such person, a copy of any amendment or supplement to the Prospectus which shall have been furnished subsequent to such written confirmation and prior to the delivery of such Securities to such person, but exclusive of any Incorporated Documents, unless the alleged omission or alleged untrue statement with respect to such preliminary prospectus or the Prospectus was not corrected in the Prospectus or in such amendment or supplement at the time of such delivery of such Securities. The indemnity agreement of FPL Group [/2/,/3/and FPL Group Capital] contained in this subsection (a) of Section [10] and the representations and warranties of FPL Group [/2/,/3/and FPL Group Capital] contained in [/1/Section 3] [/2/,/3/Sections [3] and [4]] hereof, [/2/,/3/respectively,] shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, officer, director or any such controlling person, and shall survive the delivery of the Securities [of each series]. The Underwriters agree promptly to notify [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital], and each other Underwriter, of the commencement of any litigation or proceedings against them or any of them, or any such officer, director or controlling person in connection with the issuance and sale of the Securities [of any series].

          (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital], [/1/its] [/2/,/3/their respective] officers and directors, and each person who controls FPL Group [/2/,/3/or FPL Group Capital, as the case may be] within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing, to FPL Group [/2/,/3/or FPL Group Capital] by or on behalf of such Underwriter, through the Representatives, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The Underwriters hereby furnish to FPL Group [/2/,/3/and FPL Group Capital] in writing expressly for use in the [preliminary prospectus, the] Registration Statement and Prospectus [insert information provided by the Underwriters]. FPL Group [/2/,/3/and FPL Group Capital each acknowledge] [/1/acknowledges] that the statements set forth in the preceding sentence constitute the only information furnished in writing by or on behalf of the several Underwriters expressly for inclusion in any preliminary prospectus, the Registration Statement or the Prospectus. The indemnity agreement of the respective Underwriters contained in this subsection (b) of Section [10] shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of FPL Group [/2/,/3/,FPL Group Capital] or any of [/1/its] [/2/,/3/their respective] officers or directors or any such other Underwriter or any such controlling person, and shall survive the delivery of the Securities [of each series]. FPL Group [/2/,/3/and FPL Group Capital agree] [/1/agrees] promptly to notify the Representatives of the commencement of any litigation or proceedings against FPL Group [/2/,/3/, FPL Group Capital] (or any controlling person [/2/,/3/of either] thereof) or any of [/1/its] [/2/,/3/their respective] officers or directors in connection with the issuance and sale of the Securities [of any series].

          (c) FPL Group [/2/,/3/, FPL Group Capital] and each of the several Underwriters each agree that, upon the receipt of notice of the commencement of any action against it, its officers and directors, or any person controlling it as aforesaid, in respect of which indemnity or contribution may be sought under the provisions of this Section [10], it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity or contribution shall be sought thereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party or parties shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if each of the indemnifying parties shall elect not to assume the defense of such action, such indemnifying party or parties will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party or parties, to participate in the defense of such action on behalf of such indemnified party or parties at the expense of the indemnifying party or parties (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action). FPL Group [/2/,/3/, FPL Group Capital] and each of the several Underwriters each agree that without the prior written consent of the other parties to such action who are parties to this agreement, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim or proceeding in respect of which such party intends to seek indemnity or contribution under the provisions of this Section [10], unless such settlement, compromise or consent (i) includes an unconditional release of such other parties from all liability arising out of such claim or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other parties.

          (d) If, or to the extent, the indemnification provided for in subsections (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subsections (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of FPL Group [/2/,/3/and FPL Group Capital] on the one hand and the Underwriters on the other in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by FPL Group [/2/,/3/and FPL Group Capital] on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution with respect thereto from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by FPL Group [/2/,/3/and FPL Group Capital] or the Underwriters and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. FPL Group [/2/,/3/, FPL Group Capital] and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this subsection (d) are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite Securities is to the total amount of Securities set forth in Schedule II hereto.

     11. Termination. This agreement may be terminated by the Representatives by delivering written notice thereof to [/1/,/3/FPL Group] [/2/FPL Group Capital], at any time prior to the Closing Date, if after the date hereof and at or prior to the Closing Date:

          (a) (i) there shall have occurred any general suspension of trading in securities on [/2/The New York Stock Exchange, Inc. (the "NYSE")] [/1/,/3/the NYSE] or there shall have been established by the NYSE or by the Commission or by any federal or state agency or by the decision of any court any limitation on prices for such trading or any general restrictions on the distribution of securities, or trading in any securities of FPL Group [/2/,/3/or FPL Group Capital] shall have been suspended or limited by any exchange located in the United States or on the over-the-counter market located in the United States or a general banking moratorium declared by New York or federal authorities or (ii) there shall have occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities, including, but not limited to, an escalation of hostilities which existed prior to the date of this agreement, any other national or international calamity or crisis or any material adverse change in financial, political or economic conditions affecting the United States, the effect of any such event specified in this clause (ii) being such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to proceed with the offering of the Shares as contemplated in the Prospectus or for the Underwriters to enforce contracts for the sale of the Securities [/2/,/3/; or

          (b) (i) there shall have been any downgrading or any notice of any intended or potential downgrading in the ratings accorded to the Debentures or any securities of FPL Group Capital which are of the same class as the Debentures by either [Moody's Investors Service, Inc. ("Moody's")] or [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")], or (ii) either [Moody's] or [S&P] shall have publicly announced that either has under surveillance or review, with possible negative implications, its ratings of the Debentures [of each series] or any securities of FPL Group Capital which are of the same class as the Debentures [of each series], the effect of any such event specified in (i) or (ii) above being such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to proceed with the offering of the Debentures as contemplated in the Prospectus or for the Underwriters to enforce contracts for the sale of the Securities.

This agreement may also be terminated at any time prior to the Closing Date if in the judgment of the Representatives the subject matter of any amendment or supplement to the Registration Statement or the Prospectus prepared and furnished by FPL Group [/2/,/3/and FPL Group Capital] after the date hereof reflects a material adverse change in the business, properties or financial condition of FPL Group and its subsidiaries taken as a whole [/2/,/3/or FPL Group Capital and its subsidiaries taken as a whole] which renders it either inadvisable to proceed with such offering, if any, or inadvisable to proceed with the delivery of the Securities [of any series] to be purchased hereunder. Any termination of this agreement pursuant to this Section [11] shall be without liability of any party to any other party except as otherwise provided in subsections (c) and (e) of Section [7] hereof.

     12. Miscellaneous. The validity and interpretation of this agreement shall be governed by the laws of the State of New York without regard to conflict of law principles thereunder. This agreement shall inure to the benefit of, and be binding upon, FPL Group [/2/,/3/, FPL Group Capital], the several Underwriters and, with respect to the provisions of Section [10] hereof, each officer, director or controlling person referred to in said Section [10], and their respective successors. Nothing in this agreement is intended or shall be construed to give to any other person or entity any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. The term "successors" as used in this agreement shall not include any purchaser, as such purchaser, of any Securities from any of the several Underwriters.

     13. Notices. All communications hereunder shall be in writing or by telegram and, if to the Underwriters, shall be mailed or delivered to the Representatives at the address set forth in Schedule I hereto, or if to FPL Group [/2/,/3/or FPL Group Capital], shall be mailed or delivered to it at 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Treasurer.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                                  Very truly yours,

                                                  FPL Group, Inc.


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:


                                                  [/2/,/3/FPL Group Capital Inc


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:]

Accepted and delivered as of the date first above written:




By:
    ----------------------------------------
    Name:
    Title:

Acting on [its] [their] own behalf and on behalf of the other several Underwriters referred to in the foregoing agreement.

                                   SCHEDULE I

Underwriting Agreement dated __________________ Registration Statement Nos. [/3/33-102173, 333-102173-01, 333-102173-02 and 333-102173-03 and] 333-_______,
333-_______-01, 333-_______-02, 333-_______-03, 333-_______-04 and
333-_______-05 Representatives and Addresses:


Securities:

                  Designation:
                  [/1/Number of Shares:]
                  [/2/,/3/Indenture dated as of __________, 200_]
                  [/2/Principal Amount:]
                  [/3/Number of Units:]
                  [/3/Aggregate Stated Amount:]
                  [/2/Date of Maturity:]
                  [/2/Interest Rate:]
                  Underwriting Discount:
                  Public Offering Price:
                  Dealers' Concession:
                  Purchase Price:
                  Closing Date, Time and Location:
                  _________, 200_ at the offices of
                  Thelen Reid & Priest LLP, 875 Third Avenue,
                  New York, New York at ____

                                   SCHEDULE II


                                 [/1/,/3/Number of Securities]
Underwriter                      [/2/Principal Amount of Debentures]
-----------                      -----------------------------------

[names of Underwriters]

         TOTAL

                                  SCHEDULE III

                    [LETTERHEAD OF STEEL HECTOR & DAVIS LLP]


                                                           [Date]


as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

Ladies and Gentlemen:

     [/1/We have acted as counsel to FPL Group, Inc. ("FPL Group") (a) in connection with the authorization and issuance by FPL Group of __________ shares of its common stock, $.01 par value ("Common Stock"), including the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as the "Shares")] [/2/We have acted as counsel to FPL Group, Inc. ("FPL Group") and FPL Group Capital Inc ("FPL Group Capital") (a) in connection with the authorization and issuance by FPL Group Capital of $___________ aggregate principal amount of its _____ Debentures, Series due ___________________ [(the "____ Debentures") and $___________ aggregate principal of its ______ Debentures, Series due ___________________ (the "___ Debentures", together with the ___ Debentures,] [(the "Debentures" or the "Securities")], issued under the Indenture (for Unsecured Debt Securities), dated as of June 1, 1999 (the "Indenture"), from FPL Group Capital to The Bank of New York, as Trustee, which Debentures are absolutely, irrevocably and unconditionally guaranteed (the "Guarantee") by FPL Group pursuant to that Guarantee Agreement dated as of June 1, 1999 from FPL Group to The Bank of New York, as Guarantee Trustee (the "Guarantee Agreement")] [/3/We have acted as counsel to FPL Group, Inc. ("FPL Group") and FPL Group Capital Inc ("FPL Group Capital") (a) in connection with the authorization and issuance by FPL Group of its new securities (the "Securities"), with such Securities consisting of ________ equity units of FPL Group, initially consisting of ________ of FPL Group's corporate units ("Corporate Units"), and the authorization and issuance by FPL Group Capital of certain of its debt securities in connection therewith] and (b) in connection with the sale of the [/1/Shares] [/2/,/3/Securities] to you in accordance with the Underwriting Agreement, dated as of ______________ (the "Agreement"), [/1/between you and FPL Group] [,2,/3/among you, FPL Group and FPL Group Capital]. Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have participated in the preparation of or reviewed (1) [Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03, as
amended, effective on April 3, 2003, which registration statement was filed jointly by FPL Group, FPL Group Capital [/1/Inc ("FPL Group Capital")], FPL Group Capital Trust I and FPL Group Capital Trust II with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act")]; (2) Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03 and 333-______-04 effective on
___________which registration statement was filed by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group Trust II with the Commission under the Securities Act

(references herein to the term "Registration Statement" as of any given date shall mean Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02
and 333-102173-03 and Registration Statement Nos. 333-_______, 333-_______-01,
333-_______-02, 333-________-03, 333-_______-04 and 333-_______-05, each as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (3) the [combined] prospectus dated ______________ forming a part of Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03, 333-_______-04 and
333-_______-05, as supplemented by a prospectus supplement dated ___________ relating to the [/1/Shares] [/2/,/3/Securities], both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Securities filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); [/2/,/3/(4) the Indenture; (5) the Guarantee Agreement;] (6) the corporate proceedings of FPL Group with respect to the Registration Statement [/2/and the Guarantee] [/3/, the Guarantee, the Pledge Agreement, the Purchase Contract Agreement and the Remarketing Agreement]; (7) the corporate proceedings of FPL Group Capital with respect to the Registration Statement [/2/and the Debentures]; [/3/, the Debentures and the Remarketing Agreement]; (8) FPL Group's Restated Articles of Incorporation as amended to the date hereof (the "FPL Group Charter") and Bylaws as amended to the date hereof (the "FPL Group Bylaws"); [/2/,/3/(9) FPL Group Capital's Articles of Incorporation as amended to the date hereof (the "FPL Group Capital Charter") and Bylaws as amended to the date hereof (the "FPL Group Capital Bylaws")]; [/3/(10) the Remarketing Agreement; (11) the Pledge Agreement; (12) the Purchase Contract Agreement;] [/1/,/3/(13) the Rights Agreement, dated as of July 1, 1996, as amended, between FPL Group and Computershare Investor Services, LLC, as successor to EquiServe Trust Company, N.A. (the "Rights Agreement"); (14) the corporate proceedings of FPL Group with respect to the Rights Agreement and the Amendment to Rights Agreement;] and (15) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion.

     [/1/,/3/We have also reviewed the relevant statutory provisions of the Florida Business Corporation Act, as amended, such other legal authority in Florida as we have deemed relevant and, because the issuance of the Rights would, if challenged, present as to a Florida corporation a case of first impression in the courts of Florida and because the issuance of interests such as the Rights has to our knowledge yet to be the subject of any reported appellate opinion of a Florida court, we have reviewed certain case law with respect to the distribution of such rights in other jurisdictions.]

     [/1/,/3/For purposes of the opinion related to the Rights expressed herein, we have assumed that (1) FPL Group has sufficient authorized but unissued shares of preferred stock fully to provide for the exercise of the Rights without amendment of the FPL Group Charter to increase the number of authorized but unissued shares of preferred stock, (2) no member of the Board of Directors of FPL Group has any personal interest therein (except for an interest arising solely from ownership of Common Stock) and (3) in approving the Rights Agreement and the transactions provided for therein, each member of the Board of Directors has discharged his duties in the good faith exercise of his business judgment, in a manner he reasonably believed to be in the best interest of FPL Group and


                                      III-2
its shareholders and with such care as an ordinarily prudent person in a like position would use under similar circumstances and that he did not act solely or primarily to perpetuate his office. Nothing has come to our attention, after due inquiry with respect thereto, that would lead us to believe that we are not justified in relying on such assumptions.]

     Upon the basis of the foregoing, we advise you that:

                                       I.

     FPL Group [/2/,/3/and FPL Group Capital each is] [/1/is] a validly organized and existing corporation and is in good standing under the laws of the State of Florida, and [/2/,/3/each] has valid franchises, licenses and permits adequate for the conduct of its [/2/,/3/respective] businesses.

                                       II.

     FPL Group [/2/,/3/and FPL Group Capital each is] [/1/is] a corporation duly authorized by its Charter to conduct the businesses which it is now conducting as set forth in the Prospectus.

                                      III.

     [/2/,/3/The Indenture has been duly authorized by FPL Group Capital by all necessary corporate action, has been duly and validly executed and delivered by FPL Group Capital, and is a valid and binding obligation of FPL Group Capital enforceable in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                       IV.

     [/2/,/3/The Guarantee Agreement has been duly authorized by FPL Group by all necessary corporate action, has been duly and validly executed and delivered by FPL Group, and is a valid and binding obligation of FPL Group enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                       V.

     [/2/,/3/The Debentures [of each series] are valid and binding obligations of FPL Group Capital enforceable against it in accordance with their [respective] terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                       VI.

     [/3/Each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts relating to the Securities (the "Purchase Contracts") has been duly and validly authorized, executed and delivered by FPL Group and each


                                     III-3
of the Agreement and the Remarketing Agreement has been duly and validly authorized, executed and delivered by each of FPL Group and FPL Group Capital.]

                                      VII.

     [/3/The Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts are valid and binding obligations of FPL Group enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the rights to enforce the indemnification and exculpation provisions contained therein.]

                                      VIII.

     [/1/The shares of Common Stock constituting a part of the Shares have been duly authorized and are validly issued, fully paid and non-assessable and the Rights are validly issued subject to the terms of the Rights Agreement.] [/3/The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by FPL Group against payment therefor in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable and the related Rights, if any, when issued in accordance with the provisions of the Rights Agreement will be validly issued subject to the terms of the Rights Agreement.] [/1/,/3/The shareholders of FPL Group have no preemptive rights pursuant to Florida law, the FPL Group Charter or the FPL Group Bylaws, or, to our knowledge, any agreement or instrument the terms of which are known to us to which FPL Group is now a party, to subscribe for any of the Common Stock] [/3/issuable pursuant to the Purchase Contracts or any of the Corporate Units].

                                       IX.

     To our knowledge after due inquiry, [/2/,/3/FPL Group Capital or one or more of its direct or indirect subsidiaries has good and marketable title to all of the membership interests in FPL Energy, LLC and ESI Energy, LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof, and] FPL Group or one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock of Florida Power & Light Company and FPL Group Capital free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                                       X.

     Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date (as such term is defined in the Agreement) and the Prospectus, at the date it was filed with the Commission pursuant to Rule 424 (such date, the "424 Date"), complied as to form


                                     III-4
in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the times they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                       XI.

     The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement [/2/,/3/and, with respect to the Debentures, the compliance by FPL Group Capital with all the terms and provisions of the Indenture and by FPL Group with all the terms and provisions of the Guarantee Agreement], will not result in a breach of any of the terms or provisions of, or constitute a default under, as the case may be, the FPL Group Charter or the FPL Group Bylaws [/2/,/3/or the FPL Group Capital Charter or the FPL Group Capital Bylaws], or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL Group [/2/,/3/or FPL Group Capital], or any of [/1/its] [/2/,/3/their respective] subsidiaries [/2/,/3/, as the case may be,] is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL Group [/2/,/3/or FPL Group Capital], [/2/,/3/each] together with its [/2/,/3/respective] subsidiaries taken as a whole [/2/,/3/, as the case may be].

                                      XII.

     To the best of our knowledge, no approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction, as to which we express no opinion, and other than those that have been obtained) is legally required for the authorization of the issuance and sale of the [/2/Debentures as guaranteed by the Guarantee] [/1/Shares] [/3/Securities, or the Shares issuable pursuant to the Purchase Contracts].

                                      XIII.

     The statements made in the Prospectus under the headings [/1/"Description of Common Stock"] [/2/"Description of Offered Debt Securities", "Description of the Guarantee"] [/3/"Descripton of Common Stock", "Description of Offered Debt Securities", "Description of the Guarantee", "Description of Stock Purchase Contract and Stock Purchase Units"] [and _______________], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                      XIV.


                                     III-5

     [/2/The Indenture and the Guarantee Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.] [/3/The Indenture, the Guarantee Agreement and the Purchase Contract Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.]

                                       XV.

     [/1/The Shares] [/3/The Securities] [/1/,/3/ have been listed, upon official notice of issuance, on The New York Stock Exchange, Inc.]

                                      XVI.

     Except as stated or referred to in the Prospectus, to our knowledge after due inquiry there is no material pending legal proceeding to which FPL Group or any of its subsidiaries [/2/,/3/or FPL Group Capital or any of its subsidiaries] is a party or of which property of FPL Group or any of its subsidiaries [/2/,/3/or FPL Group Capital or any of its subsidiaries] is the subject which is reasonably likely to be determined adversely and, if determined adversely, might reasonably be expected to have a material adverse effect on FPL Group and its subsidiaries taken as a whole [/2/,/3/or FPL Group Capital and its subsidiaries taken as a whole, as the case may be,] and, to the best of our knowledge, no such proceeding is known to be contemplated by governmental authorities.

                                      XVII.

     The Agreement has been duly and validly authorized, executed and delivered by [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital].

     In rendering the foregoing opinion, we have assumed that the certificates representing [/1/,/3/the Shares] [/3/and the Corporate Units] [/2/the Securities] will conform to specimens examined by us, [/1/,/3/that the certificates representing the Shares] [/1/,/3/will be duly countersigned by the transfer agent and duly registered by the registrar thereof and] [/2/,/3/that the Debentures will be duly authenticated by the Trustee under the Indenture and] [/3/and the Corporate Units will be duly authenticated by the Purchase Contract Agent under the Purchase Contract Agreement and] will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified. [/3/In addition, we have assumed for purposes of the opinion related to the Rights expressed herein that, prior to the issuance of any Common Stock pursuant to the terms of the Purchase Contracts, there shall have been no amendment or termination of the Rights Agreement, or other action, affecting the provisions for distribution of Rights upon issuance of Common Stock as in effect on the date hereof.] [Insert additional assumptions, if applicable]

     Other than with respect to the opinion expressed in Paragraph [XIII] hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/2/,/3/and FPL Group Capital], certain of [/1/its] [/2/,/3/their] other legal counsel, [/1/its] [/2/,/3/their] independent public accountants and your representatives. Additionally, as counsel to FPL Group [/2/,/3/and FPL Group Capital], we have responsibility for certain of [/1/its] [/2/,/3/their] legal


                                     III-6
matters. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, an untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the Florida Bar and do not hold ourselves out as experts on the laws of New York, and accordingly, this opinion is limited to the laws of Florida and the federal laws of the United States, insofar as they bear on matters covered hereby. As to all matters of New York law [/3/ and as to all opinions expressed in Paragraph [VII] hereof], we have relied, with your consent, upon an opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, New York, New York. As to all matters of Florida law, Thelen Reid & Priest LLP and Hunton & Williams LLP are hereby authorized to rely upon this opinion as though it were rendered to each of them.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention., or any change in law that hereafter occurs.

                                                      Very truly yours,


                                                      STEEL HECTOR & DAVIS LLP


                                     III-7

                                   SCHEDULE IV

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]



                                                      [Date]


as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

Ladies and Gentlemen:

     [/1/We have acted as special counsel to FPL Group, Inc. ("FPL Group") (a) in connection with the authorization and issuance by FPL Group of __________ shares of its common stock, $.01 par value ("Common Stock"), including the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as the "Shares")] [/2/We have acted as counsel to FPL Group, Inc. ("FPL Group") and FPL Group Capital Inc ("FPL Group Capital") (a) in connection with the authorization and issuance by FPL Group Capital of $___________ aggregate principal amount of its _____ Debentures, Series due ___________________ [(the "____ Debentures") and $___________ aggregate principal of its ______ Debentures, Series due ___________________ (the "___ Debentures", together with the ___ Debentures,] [(the "Debentures" or the "Securities")], issued under the Indenture (for Unsecured Debt Securities), dated as of June 1, 1999 (the "Indenture"), from FPL Group Capital to The Bank of New York, as Trustee, which Debentures are absolutely, irrevocably and unconditionally guaranteed (the "Guarantee") by FPL Group pursuant to that Guarantee Agreement dated as of June 1, 1999 from FPL Group to The Bank of New York, as Guarantee Trustee (the "Guarantee Agreement")] [/3/We have acted as counsel to FPL Group, Inc. ("FPL Group") and FPL Group Capital Inc ("FPL Group Capital") (a) in connection with the authorization and issuance by FPL Group of its new securities (the "Securities"), with such Securities consisting of ________ equity units of FPL Group, initially consisting of ________ of FPL Group's corporate units ("Corporate Units"), and the authorization and issuance by FPL Group Capital of certain of its debt securities in connection therewith] and (b) in connection with the sale of the [/1/Shares] [/2/,/3/Securities] to you in accordance with the Underwriting Agreement, dated as of ______________ (the "Agreement"), [/1/between you and FPL Group] [,2,/3/among you, FPL Group and FPL Group Capital]. Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have participated in the preparation of or reviewed (1) Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03
effective on April 3, 2003, which registration statement was filed jointly by FPL Group, FPL Group Capital [/1/Inc ("FPL Group Capital")], FPL Group Capital Trust I and FPL Group Capital Trust II with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"); (2) Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02, 333-________-03 and 333-______-04 effective on ___________which registration statement was filed by FPL Group, FPL Group Capital, FPL Group Capital Trust II, FPL Group Capital Trust III, FPL Group Trust I and FPL Group

Trust II with the Commission under the Securities Act (references herein to the term "Registration Statement" as of any given date shall mean Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02 and 333-102173-03 and
Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02,
333-________-03 and 333-______-04, each as amended and supplemented to such date, including those documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents")); (3) the combined prospectus dated ______________ forming a part of Registration Statement Nos. 333-_______, 333-_______-01, 333-_______-02,
333-________-03 and 333-________-04, as supplemented by a prospectus supplement dated ___________ relating to the [/1/Shares] [/2/,/3/Securities], both such prospectus and prospectus supplement filed pursuant to Rule 424(b) under the Securities Act ("Rule 424" and references herein to the "Prospectus" as of any given date shall refer to such prospectus, as supplemented by the prospectus supplement relating to the Securities filed pursuant to Rule 424, and as further amended and supplemented to such date, including the Incorporated Documents); [/2/,/3/(4) the Indenture; (5) the Guarantee Agreement;] (6) the corporate proceedings of FPL Group with respect to the Registration Statement [/2/and the Guarantee] [/3/, the Guarantee, the Pledge Agreement, the Purchase Contract Agreement and the Remarketing Agreement]; (7) the corporate proceedings of FPL Group Capital with respect to the Registration Statement [/2/and the Debentures]; [/3/, the Debentures and the Remarketing Agreement]; (8) FPL Group's Restated Articles of Incorporation as amended to the date hereof (the "FPL Group Charter") and Bylaws as amended to the date hereof (the "FPL Group Bylaws"); [/2/,/3/(9) FPL Group Capital's Articles of Incorporation as amended to the date hereof (the "FPL Group Capital Charter") and Bylaws as amended to the date hereof (the "FPL Group Capital Bylaws")]; [/3/(10) the Remarketing Agreement; (11) the Pledge Agreement; (12) the Purchase Contract Agreement;] [/1/,/3/(13) the Rights Agreement, dated as of July 1, 1996, as amended, between FPL Group and Computershare Investor Services, LLC, as successor to EquiServe Trust Company, N.A. (the "Rights Agreement"); (14) the corporate proceedings of FPL Group with respect to the Rights Agreement and the Amendment to Rights Agreement;] and (15) such other corporate records, certificates and other documents and such questions of law as we have considered necessary or appropriate for the purposes of this opinion.

     Upon the basis of the foregoing, we advise you that:

                                       I.

     [/2/,/3/The Indenture has been duly authorized by FPL Group Capital by all necessary corporate action, has been duly and validly executed and delivered by FPL Group Capital, and is a valid and binding obligation of FPL Group Capital enforceable against FPL Group Capital in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                       II.

     [/2/,/3/The Guarantee Agreement has been duly authorized by FPL Group by all necessary corporate action, has been duly and validly executed and delivered by FPL Group, and is a valid and binding obligation of FPL Group enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                      III.

     [/2/,/3/The Debentures [of each series] are valid and binding obligations of FPL Group Capital enforceable against it in accordance with their [respective] terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

                                       IV.

     [/3/Each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts relating to the Securities (the "Purchase Contracts") has been duly and validly authorized, executed and delivered by FPL Group and each of the Agreement and the Remarketing Agreement has been duly and validly authorized, executed and delivered by each of FPL Group and FPL Group Capital.]

                                       V.

     [/3/The Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts are valid and binding obligations of FPL Group enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the rights to enforce the indemnification and exculpation provisions contained therein.]

                                       VI.

     [/1/The shares of Common Stock constituting a part of the Shares have been duly authorized and are validly issued, fully paid and non-assessable and the Rights are validly issued subject to the terms of the Rights Agreement.] [/3/The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by FPL Group against payment therefor in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable and the related Rights, if any, when issued in accordance with the provisions of the Rights Agreement will be validly issued subject to the terms of the Rights Agreement.] [/1/,/3/The shareholders of FPL Group have no preemptive rights pursuant to Florida law, the FPL Group Charter or the FPL Group Bylaws, or, to our knowledge, any agreement or instrument the terms of which are known to us to which FPL Group is now a party, to subscribe for any of the Common Stock] [/3/issuable pursuant to the Purchase Contracts or any of the Corporate Units].

                                      VII.

     To our knowledge after due inquiry, [/2/,/3/FPL Group Capital or one or more of its direct or indirect subsidiaries has good and marketable title to all of the membership interests in FPL Energy, LLC and ESI Energy, LLC free and clear of all liens and encumbrances, except such as do not materially affect the value thereof, and] FPL Group or one or more of its direct or indirect subsidiaries has good and marketable title to all of the common stock of Florida Power & Light Company and FPL Group Capital free and clear of all liens and encumbrances, except such as do not materially affect the value thereof.

                                      VIII.

     Except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no opinion, the Registration Statement, at the Effective Date (as such term is defined in the Agreement) and the Prospectus, at the date it was filed with the Commission pursuant to Rule 424 (such date, the "424 Date"), complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the times they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement became, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

                                       IX.

     The consummation of the transactions contemplated in the Agreement and the fulfillment of the terms contained in the Agreement [/2/,/3/and, with respect to the Debentures, the compliance by FPL Group Capital with all the terms and provisions of the Indenture and by FPL Group with all the terms and provisions of the Guarantee Agreement], will not result in a breach of any of the terms or provisions of, or constitute a default under, as the case may be, the FPL Group Charter or the FPL Group Bylaws [/2/,/3/or the FPL Group Capital Charter or the FPL Group Capital Bylaws], or any indenture, mortgage, deed of trust or other agreement or instrument the terms of which are known to us to which FPL Group [/2/,/3/or FPL Group Capital], or any of [/1/its] [/2/,/3/their respective] subsidiaries [/2/,/3/, as the case may be,] is now a party, except where such breach or default would not have a material adverse effect on the business, properties or financial condition of FPL Group [/2/,/3/or FPL Group Capital], [/2/,/3/each] together with its [/2/,/3/respective] subsidiaries taken as a whole [/2/,/3/, as the case may be].

                                       X.

     To the best of our knowledge, no approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue sky laws of any jurisdiction, as to which we express no opinion, and other than those that have been obtained) is legally required for the authorization of the issuance and sale of the [/2/Debentures as guaranteed by the Guarantee] [/1/Shares] [/3/Securities, or the Shares issuable pursuant to the Purchase Contracts].

                                       XI.

     The statements made in the Prospectus under the headings [/1/"Description of Common Stock"] [/2/"Description of Offered Debt Securities", "Description of the Guarantee"] [/3/"Descripton of Common Stock", "Description of Offered Debt Securities", "Description of the Guarantee", "Description of Stock Purchase Contract and Stock Purchase Units"] [and _______________], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                                      XII.

     [/2/The Indenture and the Guarantee Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.] [/3/The Indenture, the Guarantee Agreement and the Purchase Contract Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.]

                                      XIII.

     [/1/The Shares][/3/The Securities] [/1/,/3/have been listed, upon official notice of issuance, on The New York Stock Exchange, Inc.]

                                      XIII.

     The Agreement has been duly and validly authorized, executed and delivered by [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital].

     In rendering the foregoing opinion, we have assumed that the certificates representing [/1/,/3/the Shares] [/3/and the Corporate Units] [/2/the Securities] will conform to specimens examined by us, [/3/that the certificates representing the Shares] [/1/,/3/will be duly countersigned by the transfer agent and duly registered by the registrar thereof and] [/2/,/3/that the Debentures will be duly authenticated by the Trustee under the Indenture] [/3/ and the Corporate Units will be duly authenticated by the Purchase Contract Agent under the Purchase Contract Agreement and] will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified. [/3/In addition, we have assumed for purposes of the opinion related to the Rights expressed herein that, prior to the issuance of any Common Stock pursuant to the terms of the Purchase Contracts, there shall have been no amendment or termination of the Rights Agreement, or other action, affecting the provisions for distribution of Rights upon issuance of Common Stock as in effect on the date hereof.] [Insert additional assumptions, if applicable]

     The opinion set forth in Paragraph [VI] herein is subject to the same limitations and qualifications contained in the opinion of Steel Hector & Davis LLP referred to below.

     Other than with respect to the opinion expressed in Paragraph [XI] hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/2/,/3/and FPL Group Capital], certain of [/1/its] [/2/,/3/their] other legal counsel, [/1/its] [/2/,/3/their] independent public accountants and your representatives. On the basis of such consideration, review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, an untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     We are members of the New York Bar and do not hold ourselves out as experts on the laws of Florida. We do not pass upon matters governed by Florida law, including without limitation, the incorporation of FPL Group Capital or FPL Group, titles to property or franchises. As to all matters of Florida law [/1/,/3/and as to all opinions expressed in Paragraph [VI] hereof] we have relied, with your consent, upon an opinion of even date herewith addressed to you by Steel Hector & Davis LLP, West Palm Beach, Florida. As to all matters of New York law, Steel Hector & Davis LLP is hereby authorized to rely upon this opinion as though it were rendered to Steel Hector & Davis LLP.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, firm or corporation without our prior written permission. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                                      Very truly yours,


                                                      THELEN REID & PRIEST LLP

                                   SCHEDULE V

                      [LETTERHEAD OF HUNTON & WILLIAMS LLP]




                                                      [Date]




as Representatives of the Underwriters
named in Schedule II to the Agreement,
as herein described

Ladies and Gentlemen:

     [/1/We have acted as counsel for you in connection with your several purchases from FPL Group, Inc. ("FPL Group") of __________ shares of its common stock, $.01 par value ("Common Stock"), including the preferred share purchase rights attached thereto (the "Rights") (collectively referred to as the "Shares")] [/2/We have acted as counsel for you in connection with your several purchases from FPL Group, Inc. ("FPL Group") and FPL Group Capital Inc ("FPL Group Capital") of $___________ aggregate principal amount of its _____ Debentures, Series due ___________________ [(the "____ Debentures") and $___________ aggregate principal of its ______ Debentures, Series due ___________________ (the "___ Debentures", together with the ___ Debentures,] [(the "Debentures" or the "Securities")], issued under the Indenture (for Unsecured Debt Securities), dated as of June 1, 1999 (the "Indenture"), from FPL Group Capital to The Bank of New York, as Trustee, which Debentures are absolutely, irrevocably and unconditionally guaranteed (the "Guarantee") by FPL Group ("FPL Group") pursuant to that Guarantee Agreement dated as of June 1, 1999 from FPL Group to The Bank of New York, as Guarantee Trustee (the "Guarantee Agreement")] [/3/We have acted as counsel for you in connection with your several purchases from FPL Group, Inc. ("FPL Group") of its new securities ("Securities"), with such Securities consisting of _______ equity units of FPL Group, initially consisting of _________of FPL Group's corporate units ("Corporate Units")] pursuant to the Underwriting Agreement, dated as of ______________ (the "Agreement"), [/1/between you and FPL Group] [/2/,/3/among you, FPL Group and FPL Group Capital Inc ("FPL Group Capital")]. Capitalized terms used in this opinion but not defined shall have the meanings set forth in the Agreement.

     We have examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion.

     On the foregoing basis, we are of the opinion that:

     1. [/2/,/3/The Indenture has been duly authorized by FPL Group Capital by all necessary corporate action, has been duly and validly executed and delivered by FPL Group Capital, and is a valid and binding obligation of FPL Group Capital enforceable against FPL Group Capital in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

     2. [/2/,/3/The Guarantee Agreement has been duly authorized by FPL Group by all necessary corporate action, has been duly and validly executed and delivered by FPL Group, and is a valid and binding obligation of FPL Group enforceable against FPL Group in accordance with its terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

     3. [/2/,/3/The Debentures [of each series] are valid and binding obligations of FPL Group Capital enforceable against it in accordance with their [respective] terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity.]

     4. [/3/Each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts relating to the Securities (the "Purchase Contracts") has been duly and validly authorized, executed and delivered by FPL Group and each of the Agreement and the Remarketing Agreement has been duly and validly authorized, executed and delivered by each of FPL Group and FPL Group Capital.

     5. [/3/The Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts are valid and binding obligations of FPL Group enforceable in accordance with their respective terms, except as limited or affected by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights and remedies generally and general principles of equity and, with respect to the Pledge Agreement, subject to any principles of public policy limiting the rights to enforce the indemnification and exculpation provisions contained therein.]

     6. [/1/The shares of Common Stock constituting a part of the Shares have been duly authorized and are validly issued, fully paid and non-assessable and the Rights are validly issued subject to the terms of the Rights Agreement.] [/3/The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by FPL Group against payment therefor in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable and the related Rights, if any, when issued in accordance with the provisions of the Rights Agreement will be validly issued subject to the terms of the Rights Agreement.] [/1/,/3/The shareholders of FPL Group have no preemptive rights, pursuant to the FPL Group Charter or the FPL Group Bylaws to subscribe for any of the Common Stock] [/3/issuable pursuant to the Purchase Contracts or any of the Corporate Units.]

     7.   Registration Statement Nos. 333-102173, 333-102173-01, 333-102173-02
and 333-102173-03 and Registration Statement Nos. 333-______, 333-______-01,
333-_______-02, 333-_______-03, 333-_______-04 and 333-_______-05 (collectively, the "Registration Statement"), at the Effective Date, and the Prospectus, at the 424 Date (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder. The Incorporated Documents (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder. The Registration Statement was declared, and is, at the date hereof, effective under the Securities Act, and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

     8. The statements made in the Prospectus under the headings [/1/"Description of Common Stock"] [/2/"Description of Offered Debt Securities", "Description of the Guarantee"] [/3/"Descripton of Common Stock", "Description of Offered Debt Securities", "Description of the Guarantee", "Description of Stock Purchase Contract and Stock Purchase Units"] [and _______________], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     9. [/2/The Indenture and the Guarantee Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.] [/3/The Indenture, the Guarantee Agreement and the Purchase Contract Agreement are duly qualified under the Trust Indenture Act of 1939, as amended.]

     10. The Agreement has been duly and validly authorized, executed and delivered by [/2/,/3/each of] FPL Group [/2/,/3/and FPL Group Capital].

     In rendering the foregoing opinion, we have assumed that the certificates representing [/1/,/3/the Shares] [/3/and the Corporate Units] [/2/the Securities] will conform to specimens examined by us, [/3/that the certificates representing the Shares] [/1/,/3/will be duly countersigned by the transfer agent and duly registered by the registrar thereof and] [/2/,/3/that the Debentures will be duly authenticated by the Trustee under the Indenture and] [/3/ and the Corporate Units will be duly authenticated by the Purchase Contract Agent under the Purchase Contract Agreement and] will be delivered against payment of the purchase price as provided in the Agreement and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified. [/3/In addition, we have assumed for purposes of the opinion related to the Rights expressed herein that, prior to the issuance of any Common Stock pursuant to the terms of the Purchase Contracts, there shall have been no amendment or termination of the Rights Agreement, or other action, affecting the provisions for distribution of Rights upon issuance of Common Stock as in effect on the date hereof.] [Insert additional assumptions, if applicable] We express no opinion or belief as to the incorporation of FPL Group or FPL Group Capital, titles to property or franchises.

     The opinion set forth in Paragraph [6] herein is subject to the same limitations and qualifications contained in the opinion of Steel Hector & Davis LLP referred to below.

     In passing on the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made or included therein by FPL Group [/2/,/3/and FPL Group Capital] and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph [8] above. Other than with respect to the opinion expressed in Paragraph [8] hereof, we have not ourselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to the matters in the Registration Statement or the Prospectus. We have generally reviewed and discussed such information with certain officers and employees of FPL Group [/2/,/3/and FPL Group Capital], certain of [/1/its] [/2/,/3/their] legal counsel, [/1/its] [/2/,/3/their] independent public accountants and your representatives. On the basis of such review and discussion, but without independent check or verification except as stated, nothing has come to our attention that would lead us to believe (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein, as to which we express no belief, and except for those parts of the Registration Statement that constitute the Statements of Eligibility on Form T-1, as to which we express no belief), that the Registration Statement, at the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading or (except as aforesaid) that the Prospectus at the 424 Date included, or at the date hereof includes, any untrue statement of a material fact or the Prospectus at the 424 Date omitted, or at the date hereof omits, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is limited to the laws of the State of New York, the federal laws of the United States of America and, to the extent set forth herein, the law of the State of Florida. We have reviewed the opinion of even date herewith addressed to you of Steel Hector & Davis LLP, counsel for FPL Group [/2/,/3/and FPL Group Capital], required by Section [8(c)(i)] of the Agreement, and we believe such opinion to be satisfactory. We have, with your consent, relied upon such opinion as to the matters covered in such opinion relating to the laws of the State of Florida. We have also reviewed the opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, counsel to FPL Group [/2/,/3/and FPL Group Capital], required by Section [8(c)(i)] of the Agreement, and we believe such opinion to be satisfactory.

     This opinion is given to you solely for your use as the Underwriters in connection with the Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose without our express written consent. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

                                                 Very truly yours,

                                                 HUNTON & WILLIAMS LLP